EXHIBIT 32

 CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Reliability Incorporated. (the "Company") hereby certifies with respect to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission (the "Report") that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016

/s/ Kyle Hartley
By: Kyle Hartley
Its: Chief Financial Officer and Principal Financial Officer